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                                                                   Exhibit 24.1

                                POWER OF ATTORNEY

                  KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Douglas J. Burgum, Tami L. Reller and Douglas R. Herman, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 relating to the option plans and free standing options of Solomon Software, Inc. assumed by Great Plains Software, Inc. to be filed under the Securities Act of 1933 for the registration of the sale of shares of Common Stock of Great Plains Software, Inc., and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

                                Name                             Date
                                ----                             ----


                                /s/ Douglas J. Burgum            June 30, 2000
                                -----------------------------
                                Douglas J. Burgum


                                /s/ Tami L. Reller               June 30, 2000
                                -----------------------------
                                Tami L. Reller


                                /s/ David K. Edson               June 30, 2000
                                -----------------------------
                                David K. Edson


                                /s/ Bradley J. Burgum            June 30, 2000
                                -----------------------------
                                Bradley J. Burgum


                                /s/ Frederick W. Burgum          June 30, 2000
                                -----------------------------
                                Frederick W. Burgum


                                /s/ William V. Campbell          June 30, 2000
                                -----------------------------
                                William V. Campbell


                                /s/ J. A. Heidi Roizen           June 30, 2000
                                -----------------------------
                                J. A. Heidi Roizen


                                /s/ Joseph S. Tibbetts, Jr.      June 30, 2000
                                -----------------------------
                                Joseph S. Tibbetts, Jr.